AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
AIG INCOME ADVANTAGE SELECT
AIG INCOME ADVANTAGE VUL
AIG PROTECTION ADVANTAGE VUL
SURVIVOR ADVANTAGE
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
AIG INCOME ADVANTAGE SELECT
AIG PROTECTION ADVANTAGE VUL
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED JANUARY 26, 2009
TO POLICY PROSPECTUSES

          American General Life Insurance Company and The United States Life Insurance Company in the City of New York (hereinafter referred to collectively as the "Companies") are amending their respective variable universal life insurance policy prospectuses (the "Policies") for the purpose of providing you with information regarding the proposed mergers of (i) the JPMorgan Insurance Trust (the "Insurance Trust") Government Bond Portfolio ("Government Bond Portfolio") into the Insurance Trust Core Bond Portfolio ("Core Bond Portfolio") and (ii) the J.P. Morgan Series Trust II (the "Series Trust II") International Equity Portfolio ("Series Trust II International Equity Portfolio") into the Insurance Trust International Equity Portfolio ("Insurance Trust International Equity Portfolio") (both mergers referred to collectively hereinafter as the "Mergers"). With respect to the Merger affecting the Series Trust II International Equity Portfolio, it is anticipated that the Series Trust II International Equity Portfolio will be the accounting and performance information survivor of the merger.

          The Companies have received notification that the Boards of Trustees of the Insurance Trust and the Series Trust II have approved the proposed merger transactions. The Mergers are subject to a number of conditions, including approval by shareholders at a meeting expected to be held on or about April 1, 2009. No merger is contingent upon the approval of any other merger. The Mergers, if approved by the shareholders of Government Bond Portfolio and Series Trust II International Equity Portfolio, respectively, are expected to close on or about April 24, 2009 ("Closing Date").

          On the Closing Date, the Insurance Trust Core Bond Portfolio and Insurance Trust International Equity Portfolio will become available as investment options under the Policies.

          After 4:00 p.m. Central Time ("CT") on the Closing Date, all Policy owner accumulation values in the Government Bond Portfolio and the Series Trust II International Equity Portfolio investment options will be automatically transferred into the Insurance Trust Core Bond Portfolio and Insurance Trust International Equity Portfolio investment options, respectively.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Government Bond Portfolio or the Series Trust II International Equity Portfolio after 4:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 4:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Government Bond Portfolio and Series Trust II International Equity Portfolio investment options.

          If you have any questions, please contact our Administrative Center at 1-800-340-2765.